AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of August 17, 2023: Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF 0.50% October 2, 2009 November 11, 2022 November 9, 2010 Global X MSCI Argentina ETF 0.59% December 5, 2008 November 11, 2022 March 2, 2011 Global X MSCI Colombia ETF 0.61% December 5, 2008 November 11, 2022 February 5, 2009 Global X MSCI Pakistan ETF 0.68%* October 2, 2009 November 11, 2022 April 22, 2015 Global X MSCI China Consumer Discretionary ETF 0.65% October 2, 2009 November 11, 2022 November 30, 2009 Global X MSCI China Energy ETF 0.65% October 2, 2009 November 11, 2022 December 15, 2009 Global X MSCI China Financials ETF 0.65% October 2, 2009 November 11, 2022 December 10, 2009 Global X MSCI China Industrials ETF 0.65% October 2, 2009 November 11, 2022 November 30, 2009 Global X MSCI China Materials ETF 0.65% October 2, 2009 November 11, 2022 January 12, 2010 Global X MSCI China Communication Services ETF 0.65% October 2, 2009 November 11, 2022 December 8, 2009 Global X Copper Miners ETF 0.65% March 26, 2010 November 11, 2022 April 19, 2010 Global X Silver Miners ETF 0.65% March 26, 2010 November 11, 2022 April 19, 2010 Global X Lithium & Battery Tech ETF 0.75% June 4, 2010 November 11, 2022 July 22, 2010 Global X Uranium ETF 0.69% June 4, 2010 November 11, 2022 November 4, 2010 Global X China Mid Cap ETF 0.65% June 4, 2010 November 11, 2022 Global X Gold Explorers ETF 0.65% August 27, 2010 November 11, 2022 November 3, 2010 Global X MSCI Next Emerging & Frontier ETF 0.49%* November 17, 2010 November 11, 2022 November 6, 2013 Global X FTSE Southeast Asia ETF 0.65% November 17, 2010 November 11, 2022 February 16, 2011 Global X SuperDividend® ETF 0.58% February 25, 2011 November 11, 2022 June 8, 2011 Global X MLP ETF 0.45% May 11, 2011 November 11, 2022 April 18, 2012 Global X MSCI Portugal ETF 0.55%* August 19, 2011 November 11, 2022 November 12, 2013 Global X MSCI Greece ETF 0.55%* August 19, 2011 November 11, 2022 December 7, 2011 Global X MSCI Nigeria ETF 0.68%* August 19, 2011 November 11, 2022 April 2, 2013 Global X Disruptive Materials ETF 0.59% August 19, 2011 November 11, 2022 January 24, 2022 Global X Social Media ETF 0.65% August 19, 2011 November 11, 2022 November 14, 2011 Global X Luxembourg ETF 0.55%* August 19, 2011 November 11, 2022 Global X Kuwait ETF 0.68%* August 19, 2011 November 11, 2022 Global X SuperIncome™ Preferred ETF 0.48% February 24, 2012 November 11, 2022 July 16, 2012 Global X SuperDividend® REIT ETF 0.58% February 24, 2012 November 11, 2022 March 16, 2015 Global X Guru® Index ETF 0.75% May 25, 2012 November 11, 2022 June 4, 2012 Global X SuperDividend® U.S. ETF 0.45% November 16, 2012 November 11, 2022 March 11, 2013 Global X MLP & Energy Infrastructure ETF 0.45% February 22, 2013 November 11, 2022 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF 0.65% November 14, 2014 November 11, 2022 March 16, 2015 Global X Renewable Energy Producers ETF 0.65% April 21, 2015 November 11, 2022 May 27, 2015 Global X S&P 500® Catholic Values ETF 0.29% May 29, 2015 November 11, 2022 April 18, 2016 Global X Internet of Things ETF 0.68% November 13, 2015 November 11, 2022 September 12, 2016 Global X Health & Wellness ETF 0.50% November 13, 2015 November 11, 2022 May 9, 2016 Global X FinTech ETF 0.68% November 13, 2015 November 11, 2022 September 12, 2016

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Conscious Companies ETF 0.43% November 13, 2015 November 11, 2022 July 11, 2016 Global X Education ETF 0.50% February 26, 2016 November 11, 2022 July 10, 2020 Global X Robotics & Artificial Intelligence ETF 0.68% February 26, 2016 November 11, 2022 September 12, 2016 Global X Aging Population ETF 0.50% February 26, 2016 November 11, 2022 May 9, 2016 Global X Millennial Consumer ETF 0.50% February 26, 2016 November 11, 2022 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF 0.55% September 9, 2016 November 11, 2022 November 14, 2016 Global X Founder-Run Companies ETF 0.45% September 9, 2016 November 11, 2022 February 13, 2017 Global X U.S. Infrastructure Development ETF 0.47% February 24, 2017 November 11, 2022 March 6, 2017 Global X Artificial Intelligence & Technology ETF 0.68% February 23, 2018 November 11, 2022 May 11, 2018 Global X Autonomous & Electric Vehicles ETF 0.68% February 23, 2018 November 11, 2022 April 13, 2018 Global X S&P 500® Quality Dividend ETF 0.20% May 23, 2018 November 11, 2022 July 13, 2018 Global X E-commerce ETF 0.50% May 23, 2018 November 11, 2022 November 27, 2018 Global X Genomics & Biotechnology ETF 0.50% May 23, 2018 November 11, 2022 April 5, 2019 Global X Adaptive U.S. Factor ETF 0.27% May 23, 2018 November 11, 2022 August 24, 2018 Global X MSCI China Consumer Staples ETF 0.65% September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Real Estate ETF 0.65% September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Health Care ETF 0.65% September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Utilities ETF 0.65% September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Information Technology ETF 0.65% September 13, 2018 November 11, 2022 December 7, 2018 Global X DAX Germany ETF 0.20% September 13, 2018 November 11, 2022 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.60% September 13, 2018 November 11, 2022 December 24, 2018 Global X S&P 500® Covered Call ETF 0.60% September 13, 2018 November 11, 2022 December 24, 2018 Global X Cloud Computing ETF 0.68% November 13, 2018 November 11, 2022 April 12, 2019 Global X Russell 2000 Covered Call ETF 0.60% November 13, 2018 November 11, 2022 April 17, 2019 Global X Cybersecurity ETF 0.50% June 13, 2019 November 11, 2022 October 25, 2019 Global X Video Games & Esports ETF 0.50% June 13, 2019 November 11, 2022 October 25, 2019 Global X Cannabis ETF 0.50% June 13, 2019 November 11, 2022 September 17, 2019 Global X S&P Catholic Values Developed ex-U.S. ETF 0.35% February 18, 2020 November 11, 2022 June 22, 2020 Global X Telemedicine & Digital Health ETF 0.68% May 29, 2020 November 11, 2022 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF 0.25% May 29, 2020 November 11, 2022 Global X S&P 500 Covered Call & Growth ETF 0.60% May 29, 2020 November 11, 2022 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF 0.60% May 29, 2020 November 11, 2022 September 18, 2020 Global X U.S. Dividend Covered Call & Growth ETF 0.60% May 29, 2020 November 11, 2022 Global X CleanTech ETF 0.50% May 29, 2020 November 11, 2022 October 27, 2020

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Emerging Markets Internet & E-commerce ETF 0.65% July 30, 2020 November 11, 2022 November 9, 2020 Global X Data Center REITs & Digital Infrastructure ETF 0.50% July 30, 2020 November 11, 2022 October 27, 2020 Global X China Biotech Innovation ETF 0.65% July 30, 2020 November 11, 2022 September 22, 2020 Global X China Innovation ETF 0.75% November 11, 2020 November 11, 2022 February 22, 2021 Global X Clean Water ETF 0.50% February 26, 2021 November 11, 2022 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Tail Risk ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Risk Managed Income ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Collar 95-110 ETF 0.60% May 21, 2021 November 11, 2022 August 25, 2021 Global X Blockchain ETF 0.50% May 21, 2021 November 11, 2022 July 12, 2021 Global X AgTech & Food Innovation ETF 0.50% May 21, 2021 November 11, 2022 July 12, 2021 Global X Hydrogen ETF 0.50% May 21, 2021 November 11, 2022 July 12, 2021 Global X Solar ETF 0.50% May 21, 2021 November 11, 2022 September 8, 2021 Global X Wind Energy ETF 0.50% May 21, 2021 November 11, 2022 September 8, 2021 Global X MSCI Vietnam ETF 0.50% August 4, 2021 November 11, 2022 December 7, 2021 Global X Green Building ETF 0.45% November 12, 2021 November 11, 2022 April 11, 2022 Global X Financials Covered Call & Growth ETF 0.60% November 12, 2021 November 11, 2022 November 21, 2022 Global X Information Technology Covered Call & Growth ETF 0.60% November 12, 2021 November 11, 2022 November 21, 2022 Global X Health Care Covered Call & Growth ETF 0.60% November 12, 2021 November 11, 2022 November 21, 2022 Global X Dow 30® Covered Call ETF 0.60% November 12, 2021 November 11, 2022 February 23, 2022 Global X Metaverse ETF 0.50% February 25, 2022 November 11, 2022 April 26, 2022 Global X Russell 2000 Covered Call & Growth ETF 0.60% August 10, 2022 November 11, 2022 October 4, 2022 Global X S&P 500 ESG Covered Call ETF 0.60% November 11, 2022 February 21, 2023 Global X Nasdaq 100 ESG Covered Call ETF 0.60% November 11, 2022 February 21, 2023 Global X MSCI Emerging Markets Covered Call ETF 0.60% November 11, 2022 Global X PropTech ETF 0.50% November 11, 2022 April 11, 2023 Global X U.S. Cash Flow Kings 100 ETF 0.25% February 24, 2023 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF 0.60% May 19, 2023 July 25, 2023 Global X 1-3 Month T-Bill ETF 0.07% May 19, 2023 June 21, 2023 Global X Defense Tech ETF 0.50% May 19, 2023 * Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset- based custody fees will be borne by the respective fund. [SIGNATURES TO FOLLOW]

GLOBAL X FUNDS By: Susan Lively Title: Secretary GLOBAL X MANAGEMENT COMPANY LLC By: Susan Lively Title: General Counsel